UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 22, 2006

PAIVIS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	00030074	86-0871787
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#400 - 3475 Lenox Road, Atlanta Georgia 30326
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 601-2885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Registrant is hereby disclosing information regarding the shares (the "Merger Shares") to be issued to the Jupiter Global Holdings, Corp. shareholders ("Jupiter Shareholders") under the terms of the recently completed Merger Agreement with Jupiter Global Holdings, Corp. Specific details regarding the Merger Agreement and the Merger Shares can be found in Form 8-Ks filed on April 25, 2006 and May 17, 2006 with the U.S. Securities and Exchange Commission.

These Merger Shares to be received by the Jupiter Shareholders were at all times and currently are deemed to be “restricted securities” as defined by Rule 144. Specifically, the Merger Agreement provides that the Merger Shares will not be registered under the Securities Act, or the securities laws of any state, and absent an exemption from registration contained in such laws, cannot be transferred, hypothecated, sold or otherwise disposed of until; (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) the Registrant receives an opinion of counsel for the Registrant that an exemption from the registration requirements of the Securities Act is available.

The Merger Shares are currently in the process of being issued by the Registrant and therefore as of the time of this Form 8-K and the related press release, the shares have not been allocated to the Jupiter shareholders of record and the Jupiter beneficial shareholders which would normally be further allocated shares by the Depository Trust Company.

The Depository Trust Company has confirmed to the Registrant that no allocation of any Merger Shares has taken place by them as of May 22, 2006 due to the fact that the Merger Shares are restricted and that the Merger Shares have not been physically received by Depository Trust Company for further allocation.

Item 7.01    Regulation FD Disclosure.

The information set forth under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing. Attached hereto as Exhibit 99.1 is a Press Release issued by the Registrant on May 15, 2006 regarding the consummation and effectiveness of the Merger Agreement.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAIVIS, CORP.
Dated: May 25, 2006	A

	By:	/s/ Gregory Bauer
_______________________________ Gregory Bauer, President and CEO
Pr

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 22, 2006